1 | © Symbotic, Inc. All Rights Reserved | Proprietary and ConfidentialInc. Al Rights Reserved Investor Presentation November 24, 2025 2 | © Symbotic, Inc. All Rights Reserved | Proprietary and ConfidentialInc. Al Rights Reserved Disclaimer Forward Looking Statements This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, our expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, next generation storage structure, business strategies, events, backlog, or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” or “intends” or similar expressions. Such forward- looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Symbotic’s filings with the SEC, including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Symbotic believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Symbotic is under no obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward- looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which Symbotic has filed or will file from time to time with the SEC. Any financial estimates in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Symbotic’s control. While all estimates are necessarily speculative, Symbotic believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the estimate extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the estimates. The inclusion of estimates in this communication should not be regarded as an indication that Symbotic, or its representatives, considered or consider the estimates to be a reliable prediction of future events. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. This Presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Symbotic and is not intended to form the basis of an investment decision in Symbotic. All subsequent written and oral forward-looking statements concerning Symbotic and attributable to Symbotic or any person acting on its behalf, are expressly qualified in their entirety by the cautionary statements above. Non-GAAP Financial Measures Information contained in this presentation is unaudited and subject to change. This presentation contains financial measures that are not recognized under U.S. GAAP, including adjusted EBITDA and free cash flow. These non-GAAP financial measures have limitations as an analytical tool as they do not have a standardized meaning prescribed by U.S. GAAP. The non-GAAP financial measures Symbotic uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies and, therefore, are unlikely to be comparable to similar measures presented by other companies. Rather, these non- GAAP financial measures are provided as a supplement to corresponding U.S. GAAP measures to provide additional information regarding the results of operations from management’s perspective. Accordingly, non-GAAP financial measures should not be considered a substitute for, in isolation from, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. All non-GAAP financial measures presented in this presentation are reconciled to their closest reported U.S. GAAP financial measures. Symbotic recommends that investors review the reconcil iation of these non-GAAP financial measures to the most directly comparable GAAP financial measures provided in the financial statement tables included in this presentation, and not rely on any single financial measure to evaluate its business. Symbotic defines adjusted EBITDA, a non-GAAP financial measure, as GAAP net income (loss) excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; business combination transaction expenses; equity method investment; internal control remediation; business transformation costs; fair value adjustments on strategic investments; restructuring charges; joint venture formation fees; equity financing transaction costs; and other infrequent items that may arise from time to time. Symbotic defines adjusted gross profit, a non-GAAP financial measure, as GAAP gross profit excluding the following items: depreciation, stock-based compensation, and restructuring charges. Symbotic defines adjusted gross profit margin, a non-GAAP financial measure, as adjusted gross profit divided by total revenue. Symbotic defines adjusted research and development expenses, a non-GAAP financial measure, as GAAP research and development expenses excluding the following items: depreciation and amortization of tangible and intangible assets and stock-based compensation. Symbotic defines adjusted selling, general, and administrative expenses, a non-GAAP financial measure, as GAAP selling, general, and administrative expenses excluding the following items: depreciation and amortization of tangible and intangible assets; stock-based compensation; business combination transaction expenses; internal control remediation; business transformation costs; joint venture formation fees; equity financing transaction costs; and other infrequent items that may arise from time to time. Symbotic defines free cash flow, a non-GAAP financial measure, as net cash provided by or used in operating activities less purchases of property and equipment and capitalization of internal use software development costs. In addition to Symbotic’s financial results determined in accordance with U.S. GAAP, Symbotic believes that adjusted EBITDA, adjusted gross profit, adjusted gross profit margin, adjusted research and development expenses, adjusted selling, general, and administrative expenses, and free cash flow non-GAAP financial measures, are useful in evaluating the performance of Symbotic’s business because they highlight trends in its core business. Use of Data The data contained herein is derived from various internal and external sources. The data involves many assumptions and limitations; therefore, there can be no guarantee as to the accuracy or reliability of such assumptions and you are cautioned not to give undue weight to the data. Further, no representation or warranty is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any estimates or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Symbotic assumes no obligation to update the information in this Presentation. Trademarks and Trade Names Symbotic and its affiliates own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended in, and does not imply, a relationship with Symbotic or any of its affiliates, or an endorsement or sponsorship by or of Symbotic or such affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the TM, SM or ® symbols, but such references are not intended to indicate, in any way, that Symbotic, its affiliates or any third parties whose trademarks are referenced herein will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor in these trademarks, service marks and trade names. 3 | © Symbotic, Inc. All Rights Reserved | Proprietary and Confidential Inc. Al Rights Reserved OUR VISION Reimagine the Supply Chain® with Artificial Intelligence and Robotics and Transform the Distribution Network into a Strategic Asset 4 | © Symbotic, Inc. All Rights Reserved | Proprietary and Confidential Inc. Al Rights Reserved LABOR PRESSURES SKU PROLIFERATION EVOLVING OMNI-CHANNEL STRATEGIES SYMBOTIC’S A.I. POWERED AUTOMATION EXISTENTIAL THREATS ADDRESSED BY Addressing Existential Threats

5 | © Symbotic, Inc. All Rights Reserved | Proprietary and Confidential Inc. Al Rights Reserved AI-Enabled, Tech Platform to Transform the Supply Chain Upstream Suppliers Distribution Centers Fully integrated AI / software platform drives actionable insights from goods and location data to improve inventory optimization and order accuracy Pallets Cases Eaches Last Mile In-store Store Pickup eCommerce SYMBOTIC Factory Delivery 6 | © Symbotic, Inc. All Rights Reserved | Proprietary and Confidential Inc. Al Rights Reserved Transformative Technology Platform Key Financial Metrics ~26% YoY Revenue Growth1 Expanding Gross Margins1 $22.5B Total Backlog2 Key Operating Metrics 50 Systems in Deployment 48 Operational Systems 11 Customers 650+ Issued Patents Named Customers Symbotic at a Glance 1 LTM as of Q4 2025. 2 As of Q4 2025. 3 Free Cash Flow defined as net cash provided by or used in operating activities less purchases of property and equipment and capitalization of internal use software development costs. See GAAP to Non-GAAP Reconciliations on Slides 24-25. Positive Free Cash Flow1,3 7 | © Symbotic, Inc. All Rights Reserved | Proprietary and Confidential Inc. Al Rights Reserved Large Addressable Markets 1 Current Symbotic SAM represents the aggregate across SAM-1 (U.S. general merchandise, ambient food & grocery, apparel), SAM-2 (U.S. CPG non-food, home improvement, auto parts, 3PL, non-ambient food) and SAM-3 (remaining U.S. verticals, all Canadian & European verticals), based on third-party consultant and company estimates. 2 Symbotic owns 35% through joint venture with SoftBank 3 Annual U.S. case throughput based on third-party consultant estimates as of July 2023. 4 Based on $2.6T of U.S. online retail sales forecast in 2030 by CapitalOne Shopping Research (December 2024 report) with 50% of eCommerce orders fulfilled by stores using a Symbotic automation system and associated one-time system revenue and 15 years of software revenue. GreenBox2 $500B+ “Outsourced” Incremental annual warehouse-as-a-service opportunity 3$432B One-time system sales and recurring software in operator-owned warehouses “In-House” 1 Micro- Fulfillment $300B+ Estimated U.S. micro- fulfillment opportunities (one- time system sale and recurring software) 4 8 | © Symbotic, Inc. All Rights Reserved | Proprietary and Confidential Inc. Al Rights Reserved Automated Distribution Center System Symbotic’s systems are modular and can be expanded over time to support growth and can be installed around ongoing warehouse operations.

9 | © Symbotic, Inc. All Rights Reserved | Proprietary and Confidential Inc. Al Rights Reserved Solution Differentiators A.I. Powered Software Fully Autonomous ’Bots Native Case Handling Case Level Storage Modular System Design Turnkey Retrofit Solution Unique System Architecture IMPROVED EFFICIENCY SPEED FLEXIBILITY DENSITY ACCURACY 10 | © Symbotic, Inc. All Rights Reserved | Proprietary and Confidential Inc. Al Rights Reserved BreakPack add-on for each picking and storage • Storage Structure • Transfer Deck • Inventory Lifts • SymBots Automated Storage Case picking and storage A.I.-Powered Software Optimizes tasks for enhanced operations 1 2 3 Symbotic Distribution Center System Components • Robotic depalletizing • Intake and case scanning • Robotic smart pallet build Inbound / Outbound Cells Automated order processing 11 | © Symbotic, Inc. All Rights Reserved | Proprietary and Confidential Inc. Al Rights Reserved Next Gen Storage Structure Design – Announced August 2025 Higher Density Innovative design provides ultra- high density for increased storage capacity and/or reduced footprint Enables shorter and faster bot trips per case delivery Rapid Assembly Pre-assembled components for faster implementation Enhanced Safety Pre-engineered safety features Integrated fire suppression and improved seismic adaptability 12 | © Symbotic, Inc. All Rights Reserved | Proprietary and Confidential Inc. Al Rights Reserved BreakPack: Cases to Eaches • Attaches to case picking system • Manages less-than-case order quantities, allowing downstream replenishment of both case-and- each quantities

13 | © Symbotic, Inc. All Rights Reserved | Proprietary and Confidential Inc. Al Rights Reserved Bringing Automation to the Last Mile, Enabling eCommerce 14 | © Symbotic, Inc. All Rights Reserved | Proprietary and Confidential Inc. Al Rights Reserved 650+ Patents Issued1 $1B+ Cumulative R&D Spend1 15+ years R&D Development On a Journey Toward 7 SIGMA $125+ Million Annual R&D Budget Innovation is in our DNA Patents Issued or Pending1: 1,000+ Competitive Edge 1 As of Q4 2025 15 | © Symbotic, Inc. All Rights Reserved | Proprietary and Confidential Inc. Al Rights Reserved Supply Chain Automation Technology Alternatives 15 Point Solutions 0 Legacy Alternatives Upstream: Distribution Centers Downstream: Order Fulfillment 16 | © Symbotic, Inc. All Rights Reserved | Proprietary and Confidential Inc. Al Rights Reserved Blue Chip Customers Largest U.S. Wholesale Grocery Distributor1 2nd Largest U.S. Supermarket Chain by Revenue2 World’s Largest Company by Revenue3 1 Source: Forbes Magazine, December 2022. Note: Symbotic and C&S share common control through the Cohen family. 2 Source: IBIS World, “Supermarkets & Grocery Stores in the US” (March 2025) 3 Source: The 2025 Fortune Global 500, August 2025. Joint Venture between Symbotic and SoftBank 6 year, ~$11B contract Symbotic 35% ownership Unlocks $500B+ annual TAM Owned & Operated Model As-a-Service Model

17 | © Symbotic, Inc. All Rights Reserved | Proprietary and Confidential Inc. Al Rights Reserved Comprehensive, AI-enabled, SKU- agile warehouse automation system with integrated omni-channel Highly visible growth profile with $22.5B of contracted backlog with blue-chip customers Leadership position targeting large market opportunities 18 | © Symbotic, Inc. All Rights Reserved | Proprietary and Confidential Inc. Al Rights Reserved Long-Term Growth Strategy MULTIPLE VECTORS FOR POTENTIAL GROWTH GROCERY GENERAL MERCHANDISE BEVERAGE HEALTH CARE 3PL APPAREL CPG HOME IMPROVEMENT AUTO PARTSWALMART C&S ALBERTSONS SOUTHERN GLAZERS GREENBOX 19 | © Symbotic, Inc. All Rights Reserved | Proprietary and Confidential Inc. Al Rights Reserved Recap of Symbotic’s Business Model Symbotic Sells Highly Advanced AI-powered Supply Chain Automation Systems with Supporting Software and Maintenance Services over 15-Year Contracts,1 Creating Long-Term Recurring Revenue Streams SoftwareSystems Parts and Services Capital Asset Sale Revenue Spread Over ~2 Years Milestone Payments Required to Use System Annual Recurring, High Margin Revenue Long-Term Contracts Ad Hoc Support Annual Software Subscription and material Operation Services Start when the System is Operational1 Substantial majority of Symbotic customer contracts. 20 | © Symbotic, Inc. All Rights Reserved | Proprietary and Confidential Inc. Al Rights Reserved AI-Enabled Technology Platform with Transformational Impact on Supply Chain Economics Disrupting Large Addressable Markets with Secular Long-Term Tailwinds Deep Relationships with Blue-Chip Customers and $22.5B Contracted Backlog Strong Track Record of Scaling and Visionary Leadership for Symbotic’s Future Key Highlights

21 | © Symbotic, Inc. All Rights Reserved | Proprietary and Confidential Inc. Al Rights Reserved Symbotic’s Key Financial Highlights High margin, annual recurring revenue base building over time from software and parts and services base Strong balance sheet and free cash flow generation1 Generating positive EBITDA with margin upside Highly visible growth underwritten by ~$22.5B contracted backlog Visible growth profile at scale 5 4 3 2 1 1 Free Cash Flow defined as net cash provided by or used in operating activities less purchases of property and equipment and capitalization of internal use software development costs. See GAAP to Non-GAAP Reconciliations on Slides 24-25. 22 | © Symbotic, Inc. All Rights Reserved | Proprietary and Confidential Inc. Al Rights Reserved Financials / Key Performance Indicators 252 593 1,177 1,788 2,247 FY21 FY22 FY23 FY24 FY25 Total Revenue ($M) (122) (139) (208) (85) (91) FY21 FY22 FY23 FY24 FY25 GAAP Net Loss ($M) 5 17 35 44 50 FY21 FY22 FY23 FY24 Q425 Systems in Deployment 6 7 12 25 48 FY21 FY22 FY23 FY24 Q425 Operational Systems (103) (90) (18) 62 147 FY21 FY22 FY23 FY24 FY25 Adj. EBITDA ($M) Appendix 24 | © Symbotic, Inc. All Rights Reserved | Proprietary and Confidential Inc. Al Rights Reserved Reconciliation of Net Loss to Adjusted EBITDA Non-GAAP Financial Measures Information contained in this presentation is unaudited and subject to change. This presentation contains financial measures that are not recognized under U.S. GAAP, including adjusted EBITDA and free cash flow. These non-GAAP financial measures have limitations as an analytical tool as they do not have a standardized meaning prescribed by U.S. GAAP. The non-GAAP financial measures Symbotic uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies and, therefore, are unlikely to be comparable to similar measures presented by other companies. Rather, these non-GAAP financial measures are provided as a supplement to corresponding U.S. GAAP measures to provide additional information regarding the results of operations from management’s perspective. Accordingly, non-GAAP financial measures should not be considered a substitute for, in isolation from, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. All non-GAAP financial measures presented in this presentation are reconciled to their closest reported U.S. GAAP financial measures. Symbotic recommends that investors review the reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures provided in the financial statement tables included in this presentation, and not rely on any single financial measure to evaluate its business. Symbotic defines adjusted EBITDA, a non-GAAP financial measure, as GAAP net income (loss) excluding the following items: interest income; income taxes; depreciation and amortization of tanglible and intangible assets; stock-based compensation; business combination transaction expenses; equity method investment; internal control remediation; business transformation costs; fair value adjustments on strategic investments; restructuring charges; joint venture formation fees; equity financing transaction costs; and other infrequent items that may arise from time to time. Symbotic defines free cash flow, a non-GAAP financial measure, as net cash provided by or used in operating activities less purchases of property and equipment and capitalization of internal use software development costs. In addition to Symbotic’s financial results determined in accordance with U.S. GAAP, Symbotic believes that adjusted EBITDA and free cash flow non-GAAP financial measures are useful in evaluating the performance of Symbotic’s business because they highlight trends in its core business. (in thousands) September 27, 2025 September 28, 2024 September 30, 2023 September 24, 2022 September 25, 2021 Net loss (91,032) (84,672) (207,894) (139,089) (122,314) Interest income (31,456) (36,907) (11,391) (1,287) (35) Income tax (benefit) expense (1,627) 4,212 (4,619) — — Depreciation and amortization 39,617 20,845 9,475 5,989 4,491 Stock-based compensation 180,834 120,608 157,023 40,556 11,736 Business combination transaction expenses 7,562 324 — 4,069 2,761 Joint venture formation fees — 1,089 14,900 — — CEO transition charges — — 2,026 — — Restructuring charges 22,233 33,431 22,899 — — Internal control remediation 8,406 — — — Business transformation costs 3,685 — — — Fair value adjustments on strategic investments (4,481) — — — Equity financing transaction costs — 1,985 — — — Equity method investment 13,716 777 — — — Adjusted EBITDA 147,457 61,692 (17,581) (89,762) (103,361)

25 | © Symbotic, Inc. All Rights Reserved | Proprietary and Confidential Inc. Al Rights Reserved Reconciliation of Free Cash Flow Non-GAAP Financial Measures Information contained in this presentation is unaudited and subject to change. This presentation contains financial measures that are not recognized under U.S. GAAP, including adjusted EBITDA and free cash flow. These non-GAAP financial measures have limitations as an analytical tool as they do not have a standardized meaning prescribed by U.S. GAAP. The non-GAAP financial measures Symbotic uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies and, therefore, are unlikely to be comparable to similar measures presented by other companies. Rather, these non-GAAP financial measures are provided as a supplement to corresponding U.S. GAAP measures to provide additional information regarding the results of operations from management’s perspective. Accordingly, non-GAAP financial measures should not be considered a substitute for, in isolation from, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. All non-GAAP financial measures presented in this presentation are reconciled to their closest reported U.S. GAAP financial measures. Symbotic recommends that investors review the reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures provided in the financial statement tables included in this presentation, and not rely on any single financial measure to evaluate its business. Symbotic defines adjusted EBITDA, a non-GAAP financial measure, as GAAP net income (loss) excluding the following items: interest income; income taxes; depreciation and amortization of tanglible and intangible assets; stock-based compensation; business combination transaction expenses; equity method investment; internal control remediation; business transformation costs; fair value adjustments on strategic investments; restructuring charges; joint venture formation fees; equity financing transaction costs; and other infrequent items that may arise from time to time. Symbotic defines free cash flow, a non-GAAP financial measure, as net cash provided by or used in operating activities less purchases of property and equipment and capitalization of internal use software development costs. In addition to Symbotic’s financial results determined in accordance with U.S. GAAP, Symbotic believes that adjusted EBITDA and free cash flow non-GAAP financial measures are useful in evaluating the performance of Symbotic’s business because they highlight trends in its core business. (in thousands) September 27, 2025 September 28, 2024 September 30, 2023 September 24, 2022 September 25, 2021 Net cash provided by (used in) operating activities 866,939 (58,077) 230,794 (148,247) 109,567 Purchases of property and equipment and capitalization of internal use software development costs (79,030) (44,374) (21,326) (17,950) (12,168) Free cash flow 787,909 (102,451) 209,468 (166,197) 97,399 Year Ended